Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CECO Environmental Corp. (the “Company”) on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Phillip DeZwirek, Chairman of the Board and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Phillip DeZwirek
Phillip DeZwirek
Chairman of the Board and
Chief Executive Officer

May 13, 2005

A signed original of this written statement required by Section 906 has been provided to CECO Environmental Corp. and will be retained by CECO Environmental Corp. and furnished to the Securities and Exchange Commission or its staff upon request.